UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 24, 2005

ValueClick, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30135	77-0495335
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

30699 Russell Ranch Road, Suite 250, Westlake Village, California		91362
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 818-575-4500

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 24, 2005, we completed our acquisition of Web Marketing Holdings, Inc. (dba “Web Clients”) pursuant to the Agreement and Plan of Merger, dated as of June 10, 2005, by and among ValueClick, Inc. (“ValueClick”), Spider Acquisition Corp., a wholly owned subsidiary of ValueClick, Web Clients, and J. Alex Hartzler, solely in his capacity as Stockholder Agent.

Under the terms of the Agreement and Plan of Merger, ValueClick has acquired all outstanding equity interests in Web Clients and extinguished all of Web Clients’ outstanding bank debt for an aggregate purchase price of $142.5 million, consisting of cash of approximately $122.2 million, approximately 1.8 million shares of ValueClick common stock valued at approximately $18.4 million, fully-vested stock options issued valued at approximately $1.5 million, and transaction costs of the acquisition of approximately $408,000.   Josh Gray, chief executive officer of Web Clients, has joined ValueClick’s senior management team and will continue to lead the Web Clients business.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

It was impracticable for ValueClick to provide the required financial statements for Web Clients called for by Item 9.01(a) at the time of the first Form 8-K filed on June 27, 2005. Pursuant to paragraph (a)(4) of Item 9.01 of Form 8-K, the audited financial statements of Web Clients as of December 31, 2004 and 2003 and for the three years ended December 31, 2004 are attached as Exhibit 99.1 to this Form 8-K/A.  Further, the unaudited financial statements of Web Clients for the three-month periods ended March 31, 2005 and 2004 are attached as Exhibit 99.2 to this Form 8-K/A.

(b) Pro-Forma Financial Information.

The pro-forma financial information with respect to the acquisition of Web Clients by ValueClick called for by Item 9.01(b) is attached as Exhibit 99.3 to this Form 8-K/A.

(c) Exhibits:

23.1         Consent of Deloitte & Touche LLP

99.1         Audited Consolidated Financial Statements of Web Marketing Holdings, Inc. as of December 31, 2004 and 2003 and for the three years ended December 31, 2004.

99.2         Unaudited Condensed Consolidated Financial Statements of Web Marketing Holdings, Inc. as of and for the three-month periods ended March 31, 2005 and 2004.

99.3         ValueClick, Inc. and Web Marketing Holdings, Inc. unaudited pro-forma Condensed Combined Financial Statements for the year ended December 31, 2004 and for the six-month period ended June 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ValueClick, Inc.

August 23, 2005	By:	/s/ Scott H. Ray
Name: Scott H. Ray
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Audited Consolidated Financial Statements of Web Marketing Holdings, Inc. as of December 31, 2004 and 2003 and for the three years ended December 31, 2004.

99.2	Unaudited Condensed Consolidated Financial Statements of Web Marketing Holdings, Inc. as of and for the three-month periods ended March 31, 2005 and 2004.

99.3	ValueClick, Inc. and Web Marketing Holdings, Inc. unaudited pro-forma Condensed Combined Financial Statements for the year ended December 31, 2004 and for the six-month period ended June 30, 2005.